U.S SECURITIES AND EXCHANGE COMMISSION
			     WASHINGTON, D.C. 20549

                                   FORM 8-K/A



			       CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) December 18, 1998
						      -----------------

		     COMPUTER OUTSOURCING SERVICES, INC.
		     -----------------------------------
	   (Exact name of registrant as specified in its charter)


		      Commission file number: 0-20824
					      -------

		    New York                       13-3252333
	 -------------------------------       -------------------
	 (State or other juristiction of          IRS Employer
	  incorporation or organization)       Identification No.)

            2 Christie Heights Street - Leonia, NJ         07605
	    ----------------------------------------------------
	    (Address of principal executive offices)  (Zip Code)

                              (201) 840-4700
			      --------------
			(Issuer's telephone number)

COMPUTER OUTSOURCING SERVICES, INC.


Item 2. Acquisition or Disposition of Assets

On December 18, 1998, Computer Outsourcing Services, Inc. (the "Company" or "COSI") purchased certain assets and the business of Enterprise Technology Group, Incorporated ("Enterprise") for $4,000,000 in cash and 300,000 shares of COSI common stock. Certain additional consideration in the form of cash and common stock may be payable, at various times, based upon the future performance of the acquired business over the period ending December 31, 2001. The acqui-sition was made by COSI Acquisition Corp., a wholly-owned subsidiary of the Company. On December 28, 1998, COSI Acquisition Corp. changed its name to ETG, Inc.

The Company utilized cash on hand for the payment of $4,000,000 at closing.
The assets acquired consist predominantly of intangibles associated with the business of providing information technology infrastructure management solutions to large companies.

Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired:

        1. Audited Financial Statements of Enterprise as of and for the years ended December 31,1996 and 1997, attached herewith as exhibit 99.1.

        2. Unaudited Interim Financial Statements for Enterprise as of and for the nine months ended September 30, 1998, attached herewith as exhibit 99.2.

(b)     Pro Forma Information:

        UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AND STATEMENT OF INCOME

        The following unaudited pro forma consolidated financial statements give effect to the purchase of certain assets and business of Enterprise for cash of $4,000,000 and 300,000 shares of the Company's common stock valued at $8.925 per share.

        The allocation of Enterprise's purchase price has not been finally determined. Accordingly, the amounts reflected in the pro forma consolidated financial statements may differ from the amounts that would have been used if the final purchase price allocation had been known.

        The unaudited consolidated statement of income for the year ended October 31, 1998 gives effect to the Enterprise acquisition as if it had occurred as of November 1, 1997. The unaudited pro forma consolidated balance sheet as of October 31, 1998 gives effect to the acquisition of Enterprise as if it had been consumated on October 31, 1998.

        The pro forma consolidated financial statements have been prepared by the Company's management. The pro forma consoliated financial state-ments may not be indicative of the results that actually would have occurred had the combination been in effect on the dates indicated, nor do they purport to indicate the results which may be achieved in the future. The pro forma consolidated financial statements should be read in conjunction with the financial statements and notes thereto of Enterprise appearing elsewhere herein and in the Company's Annual Report on Form 10-KSB for the year ended October 31, 1998.




(c)(1)  Exhibits previously filed:

	10.1 Asset Purchase Agreement dated as of December 16, 1998 between Computer Outsourcing Services, Inc.; COSI Acquisition Corp.; Enterprise Technology Group, Incorporated; and Certain Stockholders of Enterprise Technology Group, Incorporated.

	10.2 Employment Agreement dated as of December 18, 1998 between COSI Acquisition Corp and Warren E. Ousley.

	10.3 Registration Rights Agreement, dated as of December 18, 1998, by and among Computer Outsourcing Services, Inc.; Enterprise Technology Group, Incorporated; and each of the Stockholders of Enterprise Technology Group, Incorporated.

	10.4 Non-Competition and Non-Solicitation Agreement dated as of December 18, 1998 by and between COSI Acquisition Corp. and Warren E. Ousley.

	10.5 Non-Competition and Non-Solicitation Agreement dated as of December 18, 1998 by and between COSI Acquisition Corp. and M. Peter Miller, not filed as it is substantially similar to Exhibit 10.4 except as to one of the parties.

	10.6 Non-Competition and Non-Solicitation Agreement dated as of December 18, 1998 by and between COSI Acquisition Corp. and Enterprise Technology Group, Incorporated, not filed as it is substantially similar to Exhibit
	10.4 except as to one of the parties.

(c)(2)  Exhibits filed herewith:

        99.1 Audited Financial Statements of Enterprise as of and for the years ended December 31,1996 and 1997.

        99.2 Unaudited Interim Financial Statements for Enterprise as of and for the nine months ended September 30, 1998.

                          PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                           ----------------------------------------------------
                            COMPUTER    ENTERPRISE
                           OUTSOURCING  TECHNOLOGY
                            SERVICES,   GROUP, INC.
                            INC. AND     - TWELVE                    PRO FORMA
                           SUBSIDIARIES   MONTHS                    CONSOLIDATED
                           - YEAR ENDED    ENDED                     YEAR ENDED
                            OCTOBER 31,  OCTOBER 31,  PRO FORMA      OCTOBER 31,
                               1998         1998     ADJUSTMENTS        1998
                           -----------  -----------  -----------    -----------
REVENUES                   $30,403,381  $ 5,031,726  $      -       $35,435,107
                           -----------  -----------  -----------    -----------
OPERATING EXPENSES          19,828,954      380,584                  20,209,538
SELLING EXPENSES             1,384,557    1,825,049   (1,007,620)a    2,201,986
GENERAL & ADMINISTRATIVE
   EXPENSES                  8,200,798    3,192,586       64,535 b   11,457,919
INTEREST EXPENSE/(INCOME)     (547,499)      (4,287)     223,509 c     (328,277)
                           -----------  -----------  -----------    -----------
TOTAL EXPENSES              28,866,810    5,393,932     (719,576)    33,541,166
                           -----------  -----------  -----------    -----------
INCOME/(LOSS) FROM
   CONTINUING OPERATIONS
   BEFORE PROVISION FOR
   INCOME TAXES              1,536,571     (362,206)     719,576      1,893,941

PROVISION FOR INCOME TAXES     457,621        -          286,867 d      744,488
                           -----------  -----------  -----------    -----------
INCOME/(LOSS) FROM
   CONTINUING OPERATIONS     1,078,950     (362,206)     432,709      1,149,453

LOSS ON DISCONTINUED
   OPERATION NET OF
   INCOME TAX BENEFIT          (76,464)                                 (76,464)

GAIN ON SALE OF DISCONTINUED
   OPERATION, NET OF
   INCOME TAX PROVISION      1,696,160        -             -         1,696,160
                           -----------  -----------  -----------    -----------

NET INCOME/(LOSS)          $ 2,698,646  $  (362,206) $   432,709    $ 2,769,149
                           ===========  ===========  ===========    ===========












              See notes to pro forma consolidated financial statements.

                          PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                           ----------------------------------------------------
                            COMPUTER    ENTERPRISE
                           OUTSOURCING  TECHNOLOGY
                            SERVICES,   GROUP, INC.
                            INC. AND     - TWELVE                    PRO FORMA
                           SUBSIDIARIES   MONTHS                    CONSOLIDATED
                           - YEAR ENDED    ENDED                     YEAR ENDED
                            OCTOBER 31,  OCTOBER 31,  PRO FORMA      OCTOBER 31,
                               1998         1998     ADJUSTMENTS        1998
                           -----------  -----------  -----------    -----------

BASIC EARNINGS PER SHARE:
  INCOME FROM CONTINUING
    OPERATIONS             $      0.27                              $      0.26

  LOSS ON DISCONTINUED
    OPERATION                    (0.02)                                   (0.02)

  GAIN ON SALE OF
    DISCONTINUED OPERATION        0.42                                     0.39
                           -----------                              -----------
NET INCOME                 $      0.67                              $      0.63
                           ===========                              ===========

WEIGHTED AVERAGE NUMBER
  OF SHARES OUTSTANDING      4,058,376                   300,000 j    4,358,376
                           ===========               ===========    ===========


DILUTED EARNINGS PER SHARE:
  INCOME FROM CONTINUING
    OPERATIONS             $      0.24                              $      0.24

  LOSS FROM DISCONTINUED
    OPERATION                    (0.01)                                   (0.01)

  GAIN ON SALE OF
    DISCONTINUED OPERATION        0.38                                     0.36
                           -----------                              -----------
NET INCOME                 $      0.61                              $      0.59
                           ===========                              ===========
WEIGHTED AVERAGE NUMBER
  OF SHARES AND SHARE
  EQUIVALENTS OUTSTANDING    4,427,921                   300,000 j    4,727,921
                           ===========               ===========    ===========








              See notes to pro forma consolidated financial statements.

                             PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                          AT OCTOBER 31, 1998
                           ----------------------------------------------------
                            COMPUTER
                           OUTSOURCING  ENTERPRISE
                            SERVICES,   TECHNOLOGY
                            INC. AND      GROUP,      PRO FORMA      PRO FORMA
                           SUBSIDIARIES    INC.      ADJUSTMENTS    CONSOLIDATED
                           -----------  -----------  -----------    -----------
CURRENT ASSETS:
  Cash and equivalents     $ 9,403,006  $   175,658   (4,465,658)e  $ 5,113,006
  Marketable securities      3,218,170         -            -         3,218,170
  Net accounts receivable    4,452,117    1,149,359   (1,149,359)f    4,452,117
  Deferred income taxes        603,627         -            -           603,627
  Net assets held for sale     229,289         -            -           229,289
  Prepaid expenses and
   other current assets      1,179,539        4,600       (4,600)f    1,179,539
                           -----------  -----------  -----------    -----------
                            19,085,748    1,329,617   (5,619,617)    14,795,748
                           -----------  -----------  -----------    -----------
PROPERTY & EQUIPMENT, net    2,508,875      153,523      (88,951)g    2,573,447
                           -----------  -----------  -----------    -----------
OTHER ASSETS:
  Deferred software, net     1,803,013         -            -         1,803,013
  Intangibles, net           2,221,842         -       6,902,928 h    9,124,770
  Due from related parties      89,313         -            -            89,313
  Deferred income taxes        718,341         -            -           718,341
  Security deposits and
   other noncurrent assets     521,404         -            -           521,404
                           -----------  -----------  -----------    -----------
                             5,353,913         -       6,902,928     12,256,841
                           -----------  -----------  -----------    -----------
   TOTAL ASSETS            $26,948,536  $ 1,483,140  $ 1,194,360    $29,626,036
                           ===========  ===========  ===========    ===========



















              See notes to pro forma consolidated financial statements.

                             PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                          AT OCTOBER 31, 1998
                           ----------------------------------------------------
                            COMPUTER
                           OUTSOURCING  ENTERPRISE
                            SERVICES,   TECHNOLOGY
                            INC. AND      GROUP,      PRO FORMA      PRO FORMA
                           SUBSIDIARIES    INC.      ADJUSTMENTS    CONSOLIDATED
                           -----------  -----------  -----------    -----------
CURRENT LIABILITES:
  Accounts payable         $ 1,029,406  $    33,089  $   (33,089)f  $ 1,029,406
  Current portion of long-
    term debt and
    capitalized lease
    obligations                260,277                                  260,277
  Due to related parties          -         250,000     (250,000)f         -
  Income taxes payable       2,468,747      (21,800)      21,800 f    2,468,747
  Accrued expenses           2,365,850       58,916      (58,916)f    2,365,850
  Customer deposits and
   other current liabilities   202,787         -            -           202,787
                           -----------  -----------  -----------    -----------
                             6,327,067      320,205     (320,205)     6,327,067
                           -----------  -----------  -----------    -----------
LONG-TERM LIABILITIES:
  Long-term debt and
    capitalized lease
    obligations                 11,510         -            -            11,510
  Other long-term
   liabilities               3,016,606         -            -         3,016,606
                           -----------  -----------  -----------    -----------
                             3,028,116         -            -         3,028,116
                           -----------  -----------  -----------    -----------
STOCKHOLDERS' EQUITY:
  Common stock                  42,857        1,000        2,000 j       45,857
  Additional paid-in
    capital                 11,946,837       45,938    2,628,562 j   14,621,337
  Retained earnings          5,603,659    1,115,997   (1,115,997)f    5,603,659
                           -----------  -----------  -----------    -----------
                            17,593,353    1,162,935  $ 1,514,565     20,270,853
                           -----------  -----------  -----------    -----------
   TOTAL LIABILITIES &
    STOCKHOLDERS' EQUITY   $26,948,536  $ 1,483,140  $ 1,194,360    $29,626,036
                           ===========  ===========  ===========    ===========













              See notes to pro forma consolidated financial statements.

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

        a. Reduction of compensation to principal shareholders of Enterprise in accordance with the terms of the acquisition agreement and a newly executed employment contract.

        b. Reduction of compensation to a principal shareholder of Enterprise in accordance with the terms of the acquisition agreement and a newly executed employment contract in the amount of $390,812; elimination of certain state income taxes of $11,351 imposed on S corporations; and an increase in amortization of intangibles acquired in the amount of $466,698. (See note h)


        c. Reduction of interest income by the amount not earned on the purchase price payment of $4,000,000 plus costs of $290,000 incurred in connection with the acquisition.

        d.  Increase in federal and state income taxes on pro forma adjustments.

        e. Payment of the cash purchase price plus costs of $4,290,000, and elimination of assets not acquired. (See Note f)

        f. The Company purchased only the ongoing operations, customer lists, and certain fixed assets of Enterprise, and did not assume liabilities. Accordingly, the items that were neither acquired nor assumed have been eliminated.

        g. Reduction of the fixed asset values of Enterprise to reflect only the assets acquired.

        h. In connection with the acquisition, Enterprise and its principal shareholders entered into non-competition and non-solicitation agreements with the Company. A value of $50,000 was assigned to these agreements. The Company also recorded $6,852,928 in excess of cost over net assets acquired (goodwill). The goodwill is being amortized on a straight-line basis over 15 years, the the agreements are being amortized over the terms of such agreements (approximately 61 months)

        j. In connection with the acquisition, the Company issued 300,000 shares of common stock, with a value of $2,677,500. The equity amounts on Enterprise's balance sheet were eliminated.

COMPUTER OUTSOURCING SERVICES, INC.

SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



					    COMPUTER OUTSOURCING SERVICES, INC.


March 5, 1999                               /s/ Zach Lonstein
					    -----------------------------------
					    Principal Executive Officer